Strategy Shares Newfound/ReSolve Robust Momentum ETF

Cboe Ticker: ROMO

November 13, 2019

The information in this Supplement amends certain information contained in the Fund’s Prospectus, dated October 28, 2019.

The following information replaces the first paragraph of the section of the Fund’s Prospectus entitled “Dividends and Distributions—Distributions”:

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare and pay dividends on investment income, if any, annually. The Fund also intends to make distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated October 28, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.